Exhibit 99.1

99 CENTS ONLY STORES(R) ANNOUNCES APPOINTMENT OF INTERIM CHIEF FINANCIAL
OFFICER.

     CITY OF COMMERCE, CA - March 14, 2005 - 99 Cents Only Stores(R) (NYSE:NDN) announced today that Jeff Kniffin, a partner with Stanton Associates, has been appointed as interim Chief Financial Officer of the Company. 99 Cents Only Stores has also retained Stanton Associates, a management consulting firm, to assist with its financial reporting and related matters.
     Mr. Kniffin is a financial expert and veteran CFO with over 25 years of professional experience, including experience at Fortune 1000 as well as mid-size corporations. Mr. Kniffin has had extensive experience implementing and strengthening internal controls and related systems to meet the requirements of companies that have experienced rapid growth. On multiple occasions he has designed and implemented strong internal control systems with the appropriate linkage to business processes that drive growth and profitability. Mr. Kniffin also has considerable experience in managing financial and accounting department operations, interfacing with internal and external auditors, and financial and SEC reporting. Mr. Kniffin is a CPA and a graduate of the UCLA Anderson School of Management. Stanton Associates, based in Los Angeles, California, specializes in helping clients in all functional areas with a focus on operational practices that ensure rigorous and successful execution.
     Eric Schiffer, Chief Executive Officer of the Company, said, "We look forward to having Jeff Kniffin as part of our management team and to his leadership of our finance department including Sarbanes Oxley compliance. His initial efforts will be directed towards completion of our 2004 audit, and filing of our 10-K as soon as possible. We are pleased to welcome such a seasoned and knowledgeable financial executive as Jeff Kniffin on board today. Our Company has a strong cash position and balance sheet, and is anticipated to be profitable in the fourth quarter and continuing in 2005."
     99 Cents Only Stores, the nation's oldest existing one-price retailer, operates 223 retail stores in California, Texas, Arizona and Nevada and a wholesale division called Bargain Wholesale. 99 Cents Only Stores emphasizes name-brand consumables, priced at an excellent value, in attractively merchandised stores.


               SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION
WE HAVE INCLUDED STATEMENTS IN THIS RELEASE THAT CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT AND
SECTION 27A OF THE SECURITIES ACT. THE WORDS "EXPECT," "ESTIMATE," "ANTICIPATE," "PREDICT," "BELIEVE" AND SIMILAR EXPRESSIONS AND VARIATIONS THEREOF ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS RELEASE AND INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF 99 CENTS ONLY STORES (THE " COMPANY"), ITS DIRECTORS OR OFFICERS WITH RESPECT TO, AMONG OTHER THINGS (A) TRENDS AFFECTING THE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF THE COMPANY, (B) THE BUSINESS AND GROWTH STRATEGIES OF THE COMPANY, AND (C) THE STATUS OF THE COMPANY'S YEAR END REPORTING AND ITS COMPLIANCE WITH SECTION 404 OF THE SARBANES OXLEY ACT OF 2002. THE SHAREHOLDERS OF THE COMPANY ARE CAUTIONED NOT TO PUT UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THIS RELEASE, FOR THE REASONS, AMONG OTHERS, DISCUSSED IN THE REPORTS AND OTHER DOCUMENTS THE COMPANY FILES FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE RISK FACTORS CONTAINED IN THE SECTION - "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS" OF THE COMPANY'S ANNUAL REPORTS ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY REVISE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES THAT ARISE AFTER THE DATE HEREOF.


NOTE TO EDITORS: 99 CENTS ONLY STORES(R) NEWS RELEASES AND INFORMATION AVAILABLE
                        ON THE INTERNET AT WWW.99ONLY.COM
CONTACT: 99 Cents Only Stores(R), City of Commerce, California, Albert Lee Investor Relations, 323/881-1962 -99 Cents--


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